DATED 22 March **2004**

LINK INVESTMENT HOLDINGS LTD

- and -

ACCESS DEVICES LIMITED

- and -

ACCESS DEVICES DIGITAL LIMITED

- and -

THE DIRECTORS

AGREEMENT relating to
ACCESS DEVICES LIMITED and
ACCESS DEVICES DIGITAL LIMITED

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emw law

Seckloe House
101 North 13th Street
Milton Keynes
MK9 3NX

THIS AGREEMENT is made the 22nd day of MARCH 2004

BETWEEN:

(1) **LINK INVESTMENT HOLDINGS LTD** whose registered office is at PO Box N7768, Bank Lane, Nassau, Bahamas ("Link");

(2) **ACCESS DEVICES LIMITED** (company number 04211630) whose registered office is at Seckloe House, 101 North Thirteenth Street, Central Milton Keynes, Buckinghamshire MK9 3NX ("ADL");

(3) **ACCESS DEVICES DIGITAL LIMITED** (company number 04801471) whose registered office is at Seckloe House, 101 North Thirteenth Street, Central Milton Keynes, Buckinghamshire MK9 3NX ("ADDL"); and

(4) **THOSE PERSONS** listed in Schedule 1 to this Agreement ("the Director s").

RECITALS:

(A) ADL has agreed to create £50,000 Secured Convertible Loan Notes 2004 ("the ADL Loan Notes") and to issue all of the ADL Loan Notes to Link at par.

(B) ADDL has agreed to create £1,950,000 Secured Convertible Loan Notes 2004 ("the ADDL Loan Notes") and to issue all of the ADDL Loan Notes to Link at par.

(C) Link has agreed to subscribe for the ADDL Loan Notes and the ADL Loan Notes at par.

IT IS AGREED THAT

1. DEFINITIONS AND INTERPRETATION

1.1. In this Agreement the following words and expressions shall (except where the context otherwise requires) have the following meanings:

"First Condition" means Link subscribing for all of the ADL Loan Notes and £950,000 in value of the ADDL Loan Notes

"Second Condition" means ADL and ADDL entering into legally binding arrangements for management incentives for certain of the management on substantially the terms set out in Schedule 2

2. LOAN NOTES

2.1. Link hereby agrees to subscribe for and ADL agrees to issue to Link all of the ADL Loan Notes at par on or before 31 March 2004.

2.2. Link hereby agrees to subscribe for and ADDL agrees to issue to Link the ADDL Loan Notes at par in the amounts and on the dates set out in Schedule 3.

2.3. In the event that the ADDL Loan Notes become immediately repayable in full prior to any of the dates referred to in clause 2.2 then Link shall be under no further obligation to subscribe for ADDL Loan Notes.

2.4. The ADL Loan Notes and the ADDL Loan Notes shall each be secured by a fixed and floating charge over the assets of ADL and ADDL (respectively). This charge shall be surrendered at the conversion of any of the above Loan Notes.

3. DIRECTORSHIPS

3.1. Upon the signing of this Agreement and for so long as Link shall hold ADL Loan Notes, the Managers and ADL undertake to take any lawful steps required to procure that Link may:-

3.1.1. appoint one person to be a director of ADL; and

3.1.2. remove from office any person so appointed and appoint another in his place.

3.2. If Link requires the removal of a director appointed by it under clause 3.1, it shall be responsible for and indemnify ADL against any and all claims by such director for unfair or wrongful dismissal or other compensation arising out of such removal and against any losses, costs or expenses suffered or reasonably incurred as a result thereof.

3.3. Upon the signing of this Agreement and for so long as Link shall hold ADDL Loan Notes, the Managers and ADDL undertake to take any lawful steps required to procure that Link may:-

3.3.1. appoint one person to be a director of ADDL; and

3.3.2. remove from office any person so appointed and appoint another in his place.

3.4. If Link requires the removal of a director appointed by it under clause 3.3, they shall be responsible for and indemnify ADDL against any and all claims by such director for unfair or wrongful dismissal or other compensation arising out of such removal and against any losses, costs or expenses suffered or reasonably incurred as a result thereof.

3.5. In the event that the First Condition and the Second Condition have been satisfied, then, subject to the remaining provisions of this clause 3, the number of directors which Link is entitled to appoint under clauses 3.1 and 3.3 shall increase to such number as is one more than the number of directors of ADL and ADDL (respectively) who have ~~not~~ been appointed at any time. ~~pursuant to clauses 3.1 and 3.3 (respectively).~~

3.6. All the parties hereto will use all reasonable endeavours to procure that the Second Condition is satisfied as soon as reasonably practical after the date of this Agreement,

4. SHAREHOLDERS AGREEMENT

4.1. Link, ADL and the Directors hereby agree that they will use all reasonable endeavours to procure that ADL, the Directors and Link enter into a shareholders agreement relating to the regulation of the business of and shareholdings in ADL as soon as reasonably practical after the date of this Agreement and in such form as they may agree (acting reasonably).

4.2. Link, ADDL and the Directors hereby agree that they will use all reasonable endeavours to procure that ADDL, the Directors and Link enter into a shareholders agreement relating to the regulation of the business of and shareholdings in ADDL as soon as reasonably practical after the date of this Agreement and in such form as they may agree (acting reasonably).

4.3 In particular, the shareholders agreements referred to in 4.1 and 4.2 above shall give Link's representative(s) on the respective boards the right to be a compulsory countersignature on any expenditure of either ADL or ADDL of over £10,000.

5. GENERAL

5.1. This Agreement shall be governed by and construed in accordance with English Law and the parties hereby irrevocably submit to the exclusive jurisdiction of the English courts.

5.2. This Agreement shall be binding upon each party's successors and assigns (as the case may be) but none of the rights or obligations of the parties to this Agreement may be assigned or transferred without the prior written consent of the other parties to this Agreement.

5.3. No single or partial exercise of, or failure or delay in exercising, any right, power or privilege by any party to this Agreement shall constitute a waiver by it of, or preclude any further exercise of, that or any other right, power or privilege of any party to this Agreement.

5.4. Any variation of this Agreement must be in writing signed by or on behalf of all parties to this Agreement.

5.5. This Agreement may be executed in any number of counterparts and by the parties on different counterparts but shall not be effective until each of the parties has executed at least one counterpart. Each counterpart, when executed, shall be an original of this Agreement and all counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as a Deed the day and year first before written

Schedule 1

The Directors

Raymond Edward Oakley of
The Old School House
Westbury
Brackley
Northamptonshire
NN13 5JR

Anthony Stephen Walton of
11 Garth Square
Bracknell
Berkshire
RG42 2HA

Peter Montague Hilton of
71 Rathcoole Gardens
London
N8 9NE

Michael George Masterman of
26 Margaret Street
Cottesloe
Western Australia
6011
Australia

Schedule 2

Management Incentive

The management, represented buy Anthony S Walton, are to procure 8% of the Ordinary Shares of ADDL and ADL following conversion of the Notes.

In addition the Shareholders agree that the Management shall be issued with additional Ordinary Shares for nominal consideration upon the achievement of performance milestones such that Ordinary Shares shall be :

Existing Shareholders	20%
Management (8% +12%)	20%
Link	60%

Schedule 3

Amounts and Dates of Digital Loan Notes

ADDL

26 March 2004	£400,000
26 April 2004	£550,000
24 May 2004	£500,000
25 June 2004	£150,000
23 July 2004	£150,000
23 August 2004	£100,000
23 September 2004	£100,000
Total	£1,950,000

ADL

26 March 2004	£50,000
Total	£50,000

EXECUTED AND DELIVERED as a DEED by)
ACCESS DEVICES DIGITAL LIMITED acting)
by two directors or one director and the)
company secretary:)

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Director

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Director / Secretary

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ACCESS DEVICES LIMITED acting by two)
directors or one director and the company)
secretary:)

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Director

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Director / Secretary

EXECUTED AND DELIVERED as a DEED by)
LINK INVESTMENT HOLDINGS LTD acting)
by two directors or one director and the)
company secretary:)

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Director

....

Director / Secretary

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H:\WordDocuments\Client\Access Devices Limited\Agreement re Access Devices.doc